UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2017

CV SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-54677 (Commission File Number)	80-0944970 (I.R.S. Employer Identification No.)

2688 South Rainbow Boulevard, Suite B

Las Vegas, Nevada 89146

(Address of principal executive offices)

(866) 290-2157
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01          Changes in Registrant’s Certifying Accountant.

On February 23, 2017, PKF, Certified Public Accountants, a professional corporation (“PKF”) resigned as the independent registered public accounting firm of CV Sciences, Inc., a Delaware corporation (the “Company”).

The reports of PKF regarding the Company’s financial statements for fiscal years ended December 31, 2014 and December 31, 2015 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. PKF did not report on the financial statements for the fiscal year ended December 31, 2016. During the fiscal years ended December 31, 2014, December 31, 2015, and December 31, 2016 and during the period from December 31, 2016 through February 23, 2017, the date of resignation, there were no disagreements with PKF on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PKF would have caused it to make reference to such disagreement in its reports. No reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K) occurred during the fiscal years ended December 31, 2014, December 31, 2015 and/or December 31, 2016.

The Company provided PKF with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that PKF furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements made by the Company in response to Item 304(a) of Regulation S-K and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated February 24, 2017, is filed as Exhibit 16.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On February 23, 2017, the Company’s Board of Directors approved the engagement of Tanner Co. (“Tanner Co.”), as its independent registered public accounting firm. During the fiscal years ended December 31, 2015 and December 31, 2016 and the subsequent interim period through February 23, 2017, the date of engagement of Tanner Co., the Company did not consult with Tanner Co. regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01          Financial Statements and Exhibits.

(d)          Exhibits

               16.1          Letter from PKF to the Securities and Exchange Commission, dated February 24, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2017

CV SCIENCES, INC.

By: /s/ Michael Mona, Jr.
Michael Mona, Jr.
President and Chief Executive Officer